GENERAL	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1 - GENERAL:

a.      Nature of operations:

MIND C.T.I. Ltd. is an Israeli company which, together with its subsidiaries (the “Company”), provides integrated products and services. The Company designs, develops, markets, supports, implements and operates billing and customer care systems, including consulting and managed services, primarily to wireless, wireline, and next-generation service providers throughout the world. The Company also provides a unified communication system used by enterprises for call accounting, traffic analysis, and fraud detection. The Company, through its subsidiaries, also provides enterprise and wholesale messaging.

The Company has wholly owned subsidiaries in the United States (MIND Software Inc.), Romania (MIND Software Srl), United Kingdom (MIND Software Limited) and Germany (MIND CTI GmbH, Message Mobile GmbH (“Message Mobile”) and aurenz GmbH (“aurenz”), see b. below)).

b.      Acquisition of aurenz:

On January 9, 2025, the Company acquired 100% of the outstanding shares of a German-based company, aurenz, for a total consideration of Euro 1.823 million (approximately $1.9 million) in cash. aurenz is a provider of unified communications (UC) analytics and call accounting solutions.

The acquisition was accounted for as a business combination. This method requires, among other things, that assets acquired, and liabilities assumed in a business combination will be recognized at their fair values as of the acquisition date. The following table presents details of the identified intangible assets acquired as of the date of the acquisition:

Fair value
Net liabilities and tangible assets assumed	$(715)
Customer relationships	1,271
Goodwill	1,720
Deferred income taxes	(381)
Total	$1,896

The estimated useful life of the customer relationships is eight years.

As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $1,720 thousand. The goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to the identified assets acquired. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets (see also Note 5b). Due to the characteristics of the acquired business, such amount was allocated to the Billing and related services segment.

The results of aurenz’s operations have been included in the consolidated financial statements commencing the first quarter of 2025.

c.      The impact of the war in Israel:

In October 2023, Israel was attacked by Hamas in Gaza, a terrorist organization and entered a state of war. Since the commencement of these events, there have been additional active hostilities, including with Hezbollah in Lebanon, the Houthi movement which controls parts of Yemen, and with Iran. On October 9, 2025, Israel, Hamas, the United States and other countries in the region agreed to a framework for a ceasefire in Gaza between Israel and Hamas. How long and how severe the current conflicts in Gaza, Northern Israel, Lebanon, Iran or the broader region become is unknown at this time and any continued clash among Israel, Hamas, Hezbollah, Iran or other countries or militant groups in the region may escalate in the future into a greater regional conflict. As of the date of these consolidated financial statements and, the ceasefire between Israel and Hamas formally remains in place, but the broader regional situation continues to be unstable and subject to sudden escalation, and the ultimate political and security outcomes of these arrangements remain uncertain. To date, the Company’s business and operations have not been adversely affected by the war. The Company has back-up IT systems and remote work ability and the Company expects that they will enable its operations to function well in the event of an emergency.